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                                                                    EXHIBIT 10.6


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                                AMF HOLDINGS INC.

                                WARRANT AGREEMENT

                             Dated as of May 1, 1996


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                  WARRANT AGREEMENT (the "Agreement") dated as of May 1, 1996, between AMF HOLDINGS INC., a Delaware corporation (the "Company"), and The Goldman Sachs Group, L.P. (the "Warrantholder").

                  WHEREAS, the Company proposes to issue 870,000 Warrants (the "Warrants"), each Warrant entitling the holder thereof to purchase one share of voting common stock, par value $.01 per share, in the Company (collectively the "Securities") (as used hereinafter, the term "Shares" refers to the Company's Securities and to equity shares or equity interests in the Company or any other equity security of or equity interests in any other class into which such Securities may hereafter be changed);

                  WHEREAS, the Company proposes to issue the Warrants to the Warrantholder in consideration of certain services provided by the Warrantholder in connection with the sale of AMF Bowling, Inc., AMF Bowling Centers, Inc. and certain related entities (the "AMF Entities") pursuant to the Engagement Letter, dated October 20, 1995, as amended, between Goldman, Sachs & Co., an affiliate of the Warrantholder, and certain stockholders of the AMF Entities; and

                  WHEREAS, the Warrantholder is entering into a Registration Rights Agreement and a Stockholders Agreement (the "Stockholders Agreement") with the Company and certain stockholders of the Company, and the Shares issuable upon exercise of the Warrants shall be subject to the terms of, and the Warrantholder shall be entitled to certain rights and subject to certain obligations under, such agreements, in each case as provided therein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1. Warrant Certificates. The Warrant Certificates (and the Forms of Exercise and Assignment attached thereto) shall be substantially in the form set forth in Exhibit A attached hereto (the "Warrant Certificates"). The Warrant Certificates may have such letters, numbers or other marks of identification and such legends printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation thereunder or of any stock exchange, if any, on which the Warrants may be listed, or to conform to usage.
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                  SECTION 2. Execution and Countersignature of Warrant
Certificates. The Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or a Vice President and attested under the corporate seal by its Secretary or an Assistant Secretary. The signature of any such officer on any Warrant Certificate may be manual or facsimile. Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals, or any of them, ceased to be such officers subsequent to the execution thereof or were not such officers at the date of this Agreement.

                  SECTION 3. Initial Issuance of Warrant Certificates. The Company shall, promptly after the execution and delivery of this Agreement, issue and deliver to the Warrantholder a Warrant Certificate representing the number of Warrants and registered in the name of the Warrantholder.

                  SECTION 4. Registration; Transfers and Exchanges. Initially, Warrant Certificates shall be registered in the name of the Warrantholder. The Company will, as transactions occur, register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose (the "Warrant Register").

                  The Company may deem and treat the registered holder of each Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise or conversion thereof, any distribution to the holders thereof, and for all other purposes, and the Company shall not be affected by any notice or knowledge to the contrary.

                  Each Warrant Certificate shall be transferable, in whole or in part, on the Warrant Register, upon surrender of the Warrant Certificate to the Company at its principal executive offices (the "Office") (which initially shall be at the address listed in Section 15, or at such other address as the Company shall notify the registered holders of Warrants in accordance with the terms of this Agreement), together with a written assignment of the Warrant Certificate, duly executed by the registered holder thereof or his duly appointed legal representative, and together with funds to pay any transfer or other taxes or governmental charges payable in connection with such transfer or the issuance of a new Warrant Certificate. Upon such surrender and payment, a new Warrant Certificate, in the name of the assignee and in the denomination or denominations specified in such instrument of


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assignment, shall be issued and delivered. If less than all of the Warrants evidenced by the Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the portion of the Warrant Certificates not being transferred.

                  A Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender thereof at the Office, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the registered holder thereof or his duly appointed legal representative and together with the funds to pay any transfer or other taxes or governmental charges payable in connection with such division or combination or the issuance of new Warrant Certificates. Upon such surrender and payment, a new Warrant Certificate or Certificates representing, in the aggregate, the same number of Warrants represented by the surrendered Certificates shall be issued and delivered in accordance with such notice.

                  The Company shall make no service or other charge in connection with any such transfer or exchange of Warrant Certificates, except for any transfer or other taxes or governmental charges payable in connection therewith or in connection with the issuance of new Warrant Certificates.

                  SECTION 5. Duration and Exercise of Warrants; Company to Reaffirm Obligations. The Warrants shall expire at 5:00 p.m., New York City time, on the tenth anniversary of the date of this Agreement (the "Expiration Date"). Each Warrant may be exercised on any business day on or prior to 5:00 p.m., New York City time, on the Expiration Date, at which time unexercised Warrants will become wholly void and of no value.

                  Subject to the provisions of this Agreement, the holder of each Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to such holder) one fully paid and nonassessable Share at the exercise price (the "Exercise Price") at the time in effect hereunder, upon surrender to the Company, at the Office, of the Warrant Certificate evidencing such Warrant, with the Form of Exercise attached thereto duly completed and signed, and upon payment of the Exercise Price in lawful money of the United States of America by certified check payable to the order of, or by wire transfer to, the Company. The Exercise Price, as of the initial issuance of the Warrants, shall be $.01 per Share. The Exercise Price and the number of Shares purchasable upon exercise of a Warrant shall be subject to adjustment as provided in Section 11. No adjustments shall be made

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for any cash dividends on Shares issuable on the exercise of a Warrant, except as provided in Section 11.

                  Subject to Section 7, upon such surrender of a Warrant Certificate (with the Form of Exercise being duly completed and executed) and payment of the Exercise Price at the time in effect hereunder, the Company shall issue and deliver, or if there is a transfer agent for the Shares, request the transfer agent to issue and deliver, to or upon the written order of the registered holder of such Warrant Certificate and in the name of the registered holder of the Warrant Certificate or, such other name or names as such registered holder may designate, a certificate for the Share or Shares issuable upon the exercise of the Warrant or Warrants evidenced by such Warrant Certificate. Following such surrender, the surrendered Warrant Certificate shall be cancelled. Such certificate for the Share or Shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price.

                  The Warrants evidenced by a Warrant Certificate shall be exercisable, at the election of the registered holder thereof, either as an entirety or from time to time for part only of the number of Warrants evidenced by the Warrant Certificate. In the event that less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered.

                  SECTION 6. Warrantholders' Covenants. Each holder of any Warrants hereby agrees that such Warrantholder shall not offer to sell or distribute the Warrants except in compliance with all applicable state and Federal securities laws and in accordance with the terms of the Stockholders Agreement.

                  SECTION 7. Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the issuance of Shares or other securities upon the exercise of any Warrant; provided, however, that the Company shall not be required to pay any tax or taxes or governmental charges which may be payable in respect of any transfer involved in the issuance of any certificates for Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant and the Company

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shall not be required to issue or deliver such certificates unless or until the persons requesting the issuance thereof shall have paid to the Company the amount of such tax, taxes or charges or shall have established to the satisfaction of the Company that such tax, taxes or charges have been paid or are not payable.

                  SECTION 8. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of such Warrant Certificate, if mutilated, a new Warrant Certificate representing an equivalent number of Warrants, and, in the case of any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing the same number of Warrants evidenced by the Warrant Certificate lost, stolen or destroyed upon receipt of evidence of such loss, theft or destruction reasonably satisfactory to the Company or, if requested by the Company, upon receipt of a duly executed indemnification agreement or bond of indemnity reasonably satisfactory to the Company.

                  SECTION 9. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, the full number of Shares deliverable upon the exercise of all outstanding Warrants.

                  The Company covenants that all Shares that may be issued upon the exercise of Warrants will, upon issuance, be (to the extent the following terms are applicable to the forms of such Shares at such time) validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests with respect to the issue thereof. In furtherance of the provisions of this Section 9, in the case of any adjustment to the Exercise Price or the number or type of Shares for which the Warrants are exercisable, the Company and each holder of Warrants agree to cooperate to provide for reasonable alternative arrangements or, if no reasonable alternative is available, the exercise of the Warrants by the holder thereof, so that the Company shall be able to comply with its obligations under this Section 9 and the holder shall be provided with the economic benefits of the Warrants, including such adjustments, as they may be adjusted pursuant to this Agreement.


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                  SECTION 10. Obtaining of Governmental Qualifications. The
Company will in good faith and as expeditiously as possible take all action which may be necessary to obtain and keep effective any and all registrations, qualifications, permits, consents and approvals of governmental agencies and authorities, and will make any and all filings under federal and state securities laws, necessary in connection with the issuance, distribution and transfer of Warrant Certificates, the exercise of the Warrants, and the issuance, sale, transfer and delivery of Shares upon exercise of Warrants.

                  SECTION 11. Adjustment of Exercise Price; Number of Shares Purchasable and Number of Warrants. The Exercise Price and either the number or kinds of Shares purchasable upon the exercise of each Warrant or the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) In case the Company shall at any time after the date of this Agreement declare a Share dividend or other distribution on the Shares in Shares, the Exercise Price in effect at the opening of business on the day following the date fixed for determination of shareholders entitled to receive such dividend or other distribution shall be reduced to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of Shares outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of Shares outstanding at the close of business on the date fixed for such determination and the total number of Shares constituting such dividend or distribution, such reduction to become effective immediately as of the opening of business on the day following the date fixed for such determination. For purposes of this subsection (a) of this Section 11, the number of Shares at any time outstanding shall not include Shares held in the treasury of the Company (unless the Company pays such dividend or makes such distribution on Shares held in the treasury of the Company) but shall include Shares issuable in respect of scrip certificates issued in lieu of fractional Shares.

                  (b) INTENTIONALLY OMITTED

                  (c) In case the outstanding Shares shall be subdivided, split or otherwise converted into a greater number of Shares, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding Shares shall each be combined into a smaller number of Shares, the Exercise Price in

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effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately as of the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) In case the Company shall, by dividend or otherwise, distribute to all holders of Shares evidences of its indebtedness or assets (including securities, but excluding any regular periodic dividend paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in subsection (a) of this Section 11; and further excluding distributions of its assets referred to in subsection (k) of this Section 11), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of holders of Shares entitled to receive such dividend or distribution by a fraction, the numerator of which shall be the current market price per Share (determined as provided in subsection (f) of this Section 11) on the date fixed for such determination, less the then fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of assets or evidences of indebtedness so distributed applicable to one Share, and the denominator of which shall be such current market price per Share, such adjustment to become effective immediately as of the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

                  (e) The reclassification of Shares into a different number of Shares or into other property or assets including securities other than Shares shall be deemed to involve (i) a subdivision or combination, as the case may be, of the number of Shares outstanding immediately prior to such reclassification into the number of Shares outstanding immediately thereafter and, to the extent applicable, shall be governed by subsection (c) of this Section 11 and/or, without duplication, (ii) a distribution of such other property or assets which, to the extent applicable, shall be governed by subsection (d) of this Section 11.

                  (f) For the purpose of any computation under subsection (d) of this Section 11, the current market price per Share on any date shall be deemed to be the average of the closing prices per Share for the 20 consecutive trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case


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no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way for such day, in either case on the New York Stock Exchange (the "NYSE"), or, if the Shares are not listed or admitted to trading on the NYSE, the last reported sales price regular way, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, on the NASDAQ National Market System (the "NMS") or on the principal national securities exchange on which the Shares are listed or admitted to trading, or if the Shares are not listed or admitted to trading on the NMS or on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as reported by NASDAQ or any comparable system, or if not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose. If the Shares are not publicly traded at such time, or such prices are not available, the market price per share shall be determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

                  (g) No adjustment in the Exercise Price shall be required pursuant to subsections (a) through (e) of this Section 11 unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (g) of this Section 11 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or the nearest one-hundredth of a Share, as the case may be.

                  (h) In the event that at any time, as a result of an adjustment made pursuant to this Section 11, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of the Company other than Shares, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 11 and Sections 5, 7, 9, 10 and 12 with respect to the Shares shall apply on the like terms to any such other shares.

                  (i) Upon each adjustment of the Exercise Price pursuant to this Section 11, each Warrant outstanding immediately prior to such adjustment shall thereafter constitute the right to purchase, at the adjusted Exercise Price per

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Share, an adjusted number of Shares determined (to the nearest hundredth) by multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment; provided, however, that the Company may elect, in substitution for the adjustment in the number of Shares pursuant to this subsection (i) of this Section 11 to adjust the number of Warrants pursuant to subsection (j) of this Section 11.

                  (j) In substitution for any adjustment in the number of Shares purchasable upon the exercise of a Warrant as provided in subsection (i) of this
Section 11, the Company may elect to adjust the number of Warrants so that each Warrant outstanding after such adjustment in number of Warrants shall be exercisable for one Share. Each Warrant held of record immediately prior to such adjustment of the number of Warrants shall become that number of Warrants determined (to the nearest hundredth) by multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The Company shall give notice to the registered holders of Warrants (at the respective addresses listed on the Warrant Register) of its election to adjust the number of Warrants, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made in the number of Warrants. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the earlier of the public announcement or notice to the holders of Warrants. Upon each adjustment of the number of Warrants pursuant to this subsection (j) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 12, the additional Warrants to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates to be so distributed may, at the option of the Company, bear the adjusted Exercise Price and shall be registered in the names of the


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holders of record of Warrant Certificates on the record date specified in the public announcement.

                  (k) If the Company consolidates or merges with or into, or transfers or leases all or substantially all its properties or assets (including pursuant to a liquidation) to, any person or group of persons (other than a merger or consolidation which does not result in any reclassification, conversion, exchange or cancellation of outstanding Shares), then, upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of a merger or consolidation transaction referred to in the immediately preceding sentence, the Company shall require that the corporation formed by or surviving any such transaction, if other than the Company, shall enter into a supplemental Warrant Agreement so providing and further providing for (1) adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11 and (2) the assumption of all of the Company's obligations and responsibilities under this Agreement pursuant to subsection (p) of this Section 11. Concurrently with the consummation of a transfer or lease of all or substantially all of the properties or assets of the Company (including pursuant to a liquidation) referred to in the first sentence of this subsection (k) of this Section 11, the Company shall make adequate provision for the ability of the holders of Warrants to receive the consideration to which they are entitled under this subsection (k) of this
Section 11.

                  (l) Except as provided in this Section 11, no adjustment in respect of any dividends or distribution on the Shares shall be made during the term of a Warrant or upon the exercise of a Warrant.

                  (m) Irrespective of any adjustments in the Exercise Price, the number or kind of shares purchasable upon the exercise of the Warrants or the number of Warrants outstanding, Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price per Share, number and kind of Shares and number of Warrants as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

                  (n) Anything in this Section 11 to the contrary notwithstanding, the Company may make such reductions in the


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Exercise Price, in addition to those adjustments required by this Section 11, as it considers to be advisable in order that any event occurring in respect of, or relating to, the Warrants or the Shares shall not be taxable to the holders thereof.

                  (o) INTENTIONALLY OMITTED

                  (p) Notwithstanding anything contained in this Agreement to the contrary, the Company will not effect any merger or consolidation transaction described in subsection (k) of this Section 11 unless, prior to the consummation thereof, each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of any Warrant as provided herein shall assume, by written instrument delivered to each holder of a Warrant, (1) the obligations of the Company under this Agreement (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Agreement), and (2) the obligation to deliver to such holder such shares of stock, securities, cash or property as, in accordance with the provisions of this Agreement, such holder may be entitled to receive.

                  (q) In case any other securities shall be issued or sold or shall become subject to issuance or sale upon the conversion or exchange of any stock (or other securities) of the Company (or any issuer of other securities or any other person referred to in subsections (k) or (p) of this Section 11) or to subscription, purchase or other acquisition pursuant to any options issued or granted by the Company (or any such other issuer or person) for a consideration such as to dilute the purchase rights granted by this Agreement (but, in any case, excluding any issuances of equity securities of the Company issued or sold or subject to issuance, sale, subscription, purchase or other acquisition pursuant to any employee stock options, any employee stock purchase plan or any similar employee or director benefit plan not effected for the primary purpose of raising equity capital for the Company), on a basis consistent with the standards established in the other provisions of this Section 11 (but not otherwise governed by any of such other provisions), then, and in each such case, the computations, adjustments and readjustments provided for in this
Section 11 with respect to the Exercise Price and the number of Shares issuable pursuant to exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of other securities from time to time receivable upon the exercise of the Warrants, so


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as to protect the holders of the Warrants against the effect of such dilution.

                  (r) In case any event shall occur as to which the provisions of this Section 11 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Agreement in accordance with the essential intent and principles of such provisions, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 11, necessary to preserve, without dilution, the purchase rights represented by this Agreement. Upon receipt of such opinion, the Company will promptly mail a copy thereof to each holder of the Warrants and shall make the adjustments described therein.

                  (s) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, and subject to Section 9 hereof, the Company (1) will not permit the par value of any Shares (if the term par value applies to such Shares at such time) or other securities receivable upon the exercise of a Warrant to exceed the amount payable therefor upon such exercise and (2) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares on the exercise of the Warrants from time to time outstanding.

                  SECTION 12. Fractional Warrants and Fractional Shares. (a) The Company shall not issue fractions of Warrants on any distribution of Warrants to holders of Warrant Certificates pursuant to subsection (j) of Section 11 or distribute Warrant Certificates which evidence fractional Warrants. In lieu of such fractional Warrants or Warrant Certificates, there shall be paid to the registered holders of Warrant Certificates with regard to which such fractional Warrants would otherwise be issuable, an amount in cash equal to the same fraction of the current market value (as defined


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in the next sentence) of a whole Warrant on the day immediately prior to the date on which such fractional Warrant otherwise would have been issuable. For purposes of this subsection (a) of this Section 12, the current market value of a Warrant on any day shall be the fair market value of the Warrants on such day, as determined in good faith by the Board of Directors of the Company. Such determination shall be conclusive, absent manifest error.

                  (b) The Company shall not be required to issue fractions of Shares upon exercise of the Warrants or to distribute Share certificates which evidence fractional Shares. In lieu of fractional Shares, there shall be paid to the registered holders of Warrant Certificates at the time such Warrants are exercised an amount in cash equal to the same fraction of the current market price per Share as determined pursuant to subsection (f) of Section 11 hereof on the day immediately prior to the date of such exercise.

                  SECTION 13. Notices to Warrantholders. (a) Except as set forth in subsection (b) of this Section 13, in the case of any adjustment of the Exercise Price, or the number or kind of shares purchasable upon exercise of a Warrant or the number of Warrants outstanding pursuant to Section 11, the Company within 5 business days thereafter shall cause notice of such adjustment to be mailed by first-class mail, postage prepaid, to each registered holder of a Warrant Certificate at his address appearing on the Warrant Register. Where appropriate, such notice may be mailed in advance and included as a part of any notice required to be mailed under any other provision of this Section 13.

                  (b) In case:

                   (i) the Company shall authorize the granting to the holders of Shares of rights, options, convertible securities or warrants to subscribe for or purchase any Shares or any other rights; or

                  (ii) the Company shall declare a dividend (or any other distribution) on its Shares other than a regular periodic dividend payable in cash out of retained earnings (if such term applies to such Shares at such time); or

                 (iii) of any reclassification of the Shares (other than a subdivision or combination of its Shares) or of any consolidation or merger to which the Company is a party, or of the sale, transfer or disposition of all or substantially all of the assets of the Company; or


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                  (iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then the Company shall cause to be mailed to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, by first-class mail, postage prepaid, a written notice stating (i) the date on which a record is to be taken for the purpose of any such rights, options, convertible securities, warrants, dividends or distributions or, if a record is not to be taken, the date as of which the holders of Shares of record shall be entitled to such rights, options, convertible securities, warrants, dividends or distributions are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Shares shall be entitled to exchange their Shares for securities, cash or other property, if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding-up.

                  Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or receive dividends or distributions or to be deemed for any purpose the holder of Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Warrant or Warrants evidenced by the Warrant Certificates, nor shall anything contained herein or in the Warrant Certificates be construed to confer upon the holders thereof, as such, any of the rights of a holder of Shares of the Company or any right to vote upon any matter submitted to holders of Shares at any meeting thereof, or to give or withhold consent to any action (whether upon any recapitalization, issue of stock (or other securities), reclassification of stock (or other securities), change of par value (if such term applies to such Shares at such time), consolidation, merger, sale, transfer or disposition or otherwise) or, except as provided herein, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by the Warrant Certificates shall have been exercised as provided herein. Failure to give any notice required hereunder shall not affect the validity of the action taken giving rise to such requirement of notice.

                  SECTION 14. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per Share and the number or kind or class of shares of stock or other securities or property purchasable under the Warrant Certificates made in accordance with the provisions of this Agreement.

                  SECTION 15. Notices to Company and Registered Holders. Any notice pursuant to this Agreement to be given by the registered holder of any Warrant Certificate to the Company shall be in writing and be sufficiently given if delivered or sent by first-class mail, postage prepaid, addressed to the Company as follows:

                           AMF Holdings Inc.
                           c/o Goldman, Sachs & Co.
                           85 Broad Street
                           New York, NY  10004
                           Attention: Corporate Secretary

                  With a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, NY  10019
                           Attention: Mitchell S. Presser, Esq.

(or to such other address as such entities may have furnished in writing to the registered holders for this purpose).

                  Any notice pursuant to this Agreement to be given to any registered holder of any Warrant Certificate shall be in writing and be sufficiently given, except as otherwise provided in Section 13, if delivered or sent by first-class mail, postage prepaid, addressed to such holder as his address appears on the Warrant Register (or to such other address as such holder may have furnished in writing to the Company for this purpose).

                  SECTION 16. Supplements and Amendments. This Agreement may be supplemented or amended only in a writing signed by the Company and all registered holders of Warrants at the time such writing is signed.

                  SECTION 17. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 18. Termination. This Agreement shall terminate at 5:00 p.m., New York City time, on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised.

                  SECTION 19. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

                  SECTION 20. Legends. If appropriate the Warrant Certificates will bear any legend which, in the Company's judgment is required by law, including, if appropriate, the following legends:

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT WHICH FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

                  The certificates representing Shares shall bear such legends required by the Stockholders Agreement and any other legends the Company believes are necessary or appropriate under the circumstances.

                  SECTION 21. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

                  SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                          AMF HOLDINGS INC.

                                          By /s/ Terence M. O'Toole
                                             ---------------------------

                                          THE GOLDMAN SACHS GROUP, L.P.

                                          By /s/ Terence M. O'Toole
                                             ---------------------------

                                          Address for notices:

                                          85 Broad Street
                                          New York, NY  10004
                                          Attn:  David J. Greenwald

                                                                       EXHIBIT A

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT WHICH FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

                                EXERCISABLE ONLY
                         ON OR BEFORE ________ __, 2006

No. W-                                                             ___ Warrants

                               WARRANT CERTIFICATE

                                AMF HOLDINGS INC.

                This Warrant Certificate certifies that __________ , or registered assigns, is the registered holder of __________ Warrants (the "Warrants") expiring _______________ , 2006 to purchase shares of voting common stock, par value $.01 per share ("Shares"), in AMF HOLDINGS INC., a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company, on or before 5:00 p.m., New York City time on __________ ___ , 2006, one fully paid and nonassessable Share of the Company at the exercise price (the "Exercise Price") at the time in effect under the Warrant Agreement dated as of ________ __, 1996 (the "Warrant Agreement") ($.01 per Share, at the time of the initial issuance of the Warrants), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of such Exercise Price at the principal executive offices of the Company, but subject to the conditions set forth herein and in the Warrant Agreement; provided, however, that the number or kind of Shares (or in certain events other property) purchasable upon exercise of the Warrants, the number of Warrants evidenced hereby and the Exercise Price referred to on the reverse hereof may as of the date of this Warrant Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Warrant Agreement. Payment of the Exercise Price shall be made by certified check payable to the order of the Company.

                No Warrant may be exercised after 5:00 p.m. New York City time on _______________, ____ 2006 (the "Expiration Date").

                Reference is hereby made to the further provisions of the Warrant Agreement and of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                IN WITNESS WHEREOF, AMF HOLDINGS INC. has caused this Warrant Certificate to be duly executed.

                                      AMF HOLDINGS INC.

Dated:                                By
                                        ----------------------------------------

Attest:


- --------------------------
       Secretary

                Void after __________ __, 2006 or such earlier date as may be fixed under the circumstances set forth in the Warrant Agreement and described on the reverse hereof.

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                                AMF HOLDINGS INC.

                The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement dated as of ____________ __, 1996 (the "Warrant Agreement") between the Company and a certain warrantholder who is a party thereto, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering the Warrant Certificate, with the Form of Exercise set forth hereon properly completed and executed, together with payment of the Exercise Price at the time in effect, at the Office (as defined in the Warrant Agreement). In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his valid assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

                The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price, the number or kinds of shares purchasable upon exercise of a Warrant or the number of Warrants outstanding may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the Shares referred to on the face hereof. The Warrant Agreement provides that in such events, at the election of the Company, either (i) the number of Shares purchasable upon the exercise of each Warrant shall be adjusted or (ii) each outstanding Warrant shall be adjusted to become a different number of Warrants. In the case of (ii), the Company will cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates. No fractional Warrant will be issued upon any such adjustment but the persons entitled to such fractional interest will be paid, as provided in the Warrant

Agreement, an amount in cash equal to the current market value of such fractional Warrant, as determined in good faith by the Board of Directors of the Company.

                This Warrant Certificate is transferable, in whole or in part, on the register maintained by the Company for such purpose, upon surrender of this Warrant Certificate at the Office, together with a written assignment of the Warrant Certificate, on the Form of Assignment set forth hereon or in other form satisfactory to the Company, duly executed by the holder or his duly appointed legal representative, and together with funds to pay any transfer or other taxes or governmental charges payable in connection with such transfer or issuance of new Warrant Certificates. Upon such surrender and payment, a new Warrant Certificate shall be issued and delivered in the name of the valid assignee and in the denomination or denominations specified in such instrument of assignment. If less than all of the Warrants evidenced by this Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the Warrants not being transferred.

                This Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender hereof at the Office, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the holder hereof or his duly appointed legal representative, together with the funds to pay any transfer or other taxes or governmental charges payable in connection with such transfer or issuance of new Warrant Certificates. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice.

                The Company shall make no service or other charge in connection with any such transfer of this Warrant Certificate or issuance of new Warrant Certificates except for any transfer or other taxes or governmental charges payable in connection therewith.

                The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice or knowledge to the contrary.

                               [FORM OF EXERCISE]

                    (To be executed upon exercise of Warrant)

                The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ Shares and herewith tenders payment for such Shares to the order of AMF Holdings Inc. in the amount of $_________ in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in its name. The address of the undersigned is ________________________________________________.
If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Shares be registered in its name and that such Warrant Certificate be returned to the undersigned at the address set forth above:

Dated:                                Signature:____________________________
                                      (Signature must conform in all
                                      respects to name of holder as
                                      specified on the face of the Warrant
                                      Certificate.)

________________________________
(Insert Social Security or
Taxpayer Identification Number
of Holder)

Signature Guaranteed:

________________________________

                              [FORM OF ASSIGNMENT]

              (To be executed to transfer the Warrant Certificate)

                FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto (Please print name and address of transferee) ______________________________________ this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                Signature:____________________________
                                      (Signature must conform in all
                                      respects to name of holder as
                                      specified on the face of the Warrant
                                      Certificate.)

________________________________
(Insert Social Security or Tax-
payer Identification Number of
Assignee)

Signature Guaranteed:


________________________________